                              OPPENHEIMER EMERGING GROWTH FUND
                          Supplement dated August 29, 2008 to the
                             Prospectus dated February 27, 2008

This supplement amends the Prospectus dated February 27, 2008 and is in addition to supplements dated July 1, 2008 and April 28, 2008.

The Prospectus is revised by deleting the section titled "Advisory Fees" on page 13 in its entirety and replacing it with the following:

      Advisory Fees.  Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows:  0.90% of the first $200 million of average net assets of the Fund; 0.85% of the next $200 million; 0.80% of the next
      $200 million; and 0.75% of average annual net assets over $600 million.

      Effective September 1, 2008, the Manager has voluntarily undertaken to waive a portion of the Fund's management fee so that the effective management fee rate for the Fund will not exceed the effective management fee of Oppenheimer Discovery Fund, measured as of the last business day of the prior month.  This voluntary undertaking may be withdrawn or amended by the Manager at any time.

      From September 1, 2007 to August 31, 2008, the Manager has voluntarily agreed to waive a portion of the advisory fee so that the annual advisory fee rate will decline as follows: 0.75% of the first $200 million of average annual net assets of the Fund,
      0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next
      $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion.  The advisory fee paid by the Fund to the Manager for the fiscal year ended October 31, 2007 was 0.90% of average annual net assets for each class of shares before the voluntary waiver and 0.87% after the voluntary waiver.

      A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the fiscal year ended October 31, 2007.

August 29, 2008                           PS0721.019